                                                                    EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report on Form 10-Q of Radiologix, Inc. (the "COMPANY"), for the quarterly period ended September 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "REPORT"), I, Sami S. Abbasi, Executive Vice President and Chief Operating Officer (acting chief financial officer) of the Company, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, do hereby certify, to my knowledge that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 15 U.S.C. 78m(a) or 780 (d); and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Sami S. Abbasi
----------------------------------------------------
Sami S. Abbasi
Executive Vice President and Chief Operating Officer
and Chief Financial Officer

Dated: November 14, 2003






A signed original of this written statement required by Section 906 has been provided to Radiologix, Inc. and will be retained by Radiologix, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.